UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2021
SPECTRUM PHARMACEUTICALS INC
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 South Eastern Avenue	Suite 240	Henderson	Nevada	89052
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPPI	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On March 30, 2021, Spectrum Pharmaceuticals, Inc. (the "Company") issued a press release announcing the results for the fourth quarter and year ended December 31, 2020 (the "Financial Results"), and held a conference call to discuss those results. A copy of the Company's Financial Results and a transcript of the conference call are furnished with this report as Exhibits 99.1 and 99.2, respectively.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Furthermore, such information, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly stated by specific reference in such a filing.
Notice Regarding Forward-looking statements
This Current Report on Form 8-K contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, as amended to date. These forward-looking statements relate to a variety of matters, including, without limitation, statements that relate to the Company’s business and its future, including the likelihood and timing of the FDA approval of poziotinib, given its Fast Track designation and the significance of such designation, the timing of an NDA submission for poziotinib based on the positive results of Cohort 2 from the ZENITH20 clinical trial, whether the final safety and efficacy data for poziotinib from Cohort 5 of the ZENITH20 clinical trial will continue to demonstrate similar results to the preliminary data, the content of the Company’s presentation at the AACR Annual Meeting 2021, the timing of the FDA approval of ROLONTIS and the FDA's per-approval inspection of the ROLONTIS manufacturing facility in South Korea, the Company’s ability to advance development of its late-stage pipeline assets, the ability of such assets to meet currently unaddressed medical needs, the future potential of the Company’s existing drug pipeline, the progression of the poziotinib, ROLONTIS and Anti-CD20-IFNα development programs and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations, and assumptions of the management of the Company and are subject to significant risks and uncertainties that could cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. Risks that could cause actual results to differ include, but are not limited to, the uncertainties inherent in new product development, including clinical trial results and additional analysis of existing preclinical and clinical data, the possibility that the Company's new and existing drug candidates, including poziotinib, may not ultimately prove to be safe or effective, the possibility that the Company's new and existing drug candidates, if approved, may not be more effective, safer, or more cost efficient than competing drugs, the possibility that the FDA postpones its pre-approval inspection of the ROLONTIS manufacturing facility past May 2021 and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. The Company does not plan to update any such forward-looking statements and expressly disclaims any duty to update the information contained in this press release except as required by law. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the risk disclosures in the Annual Report on Form 10-K of the Company for the year ended December 31, 2020, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the Securities and Exchange Commission by the Company.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Financial Results dated March 30, 2021
99.2	Transcript of conference call held on March 30, 2021
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date:	April 1, 2021	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer